UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  [X]                            Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material under §240.14a-12

DRIEHAUS MUTUAL FUNDS

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

D-ii

DRIEHAUS MUTAL FUNDS CALL CENTER OUTBOUND CALLING SCRIPT

Hello, my name is (CSR FULL NAME).

May I please speak with (SHAREHOLDER’S FULL NAME)?

(Repeat the greeting if necessary)

I am calling on a recorded line on behalf of Driehaus Mutal Funds regarding your current investment in the (FUND NAME). Materials were sent to you for the upcoming Special Meeting of Shareholders scheduled to take place on July 1, 2021 and at this time we have not yet received your vote. Do you recall receiving the information?

(Pause for shareholder’s response)

If YES or a positive response from the shareholder:

If you are unable to attend the meeting, I can record your vote by phone. The Board of Trustees have recommended a vote IN FAVOR of the proposals. Woud you like to vote with the Board’s recommendation?

(Pause for shareholder’s response)

If we identify any additional accounts you own in Driehaus Mutal Funds prior to this meeting, would you like to vote those accounts in the same manner as you have voted with me today?

(Pause for shareholder’s response)

If NO or a negative response from the shareholder:

I would be happy to review the meeting agenda with you and record your vote by phone. However, The Board of Trustees have recommended a vote IN FAVOR of the proposals. Woud you like to vote with the Board’s recommendation?

(Pause for shareholder’s response)

Shareholder/Third Party requests call back number:

We can be reached toll-free at (833) 288-9335, Monday through Friday between the hours of 10:00 a.m. and 11:00 p.m. Eastern time. Your time today is appreciated. Thank you and have a good (MORNING, AFTERNOON, EVENING).

Confirming the vote with the shareholder:

I am recording your vote (recap voting instructions for all nominees/proposals).

For confirmation purposes please state your full name.

(Pause for shareholder’s response)

According to our records, you reside in (city, state, zip code).

(Pause for shareholder’s response)

To ensure that we have the correct address for the letter confirming your vote, please state your street address.

(Pause for shareholder’s response)

Thank you. You will receive written confirmation of this vote within 3 to 5 business days. Upon receipt, please review and retain for your records. If you should have any questions, please call the toll-free number listed in the letter. Mr./Mrs./Ms. (shareholder’s last name), your vote is important and your time today is appreciated. Thank you and have a good (morning, afternoon, evening).

FOR DCP and DA PURPOSES ONLY	Updated: 5/13/2021

DRIEHAUS MUTAL FUNDS CALL CENTER ANSWERING MACHINE SCRIPT

Hello.

I am calling on behalf of your current investment in the Driehaus Mutal Funds.

The Special Meeting of Shareholders is scheduled to take place on July 1, 2021. All shareholders are being asked to consider and vote on important matters. As of today your vote has not been registered.

Your vote is important.

Please contact us as soon as possible, toll-free at (833) 288-9335, Monday through Friday between the hours of 10:00 a.m. and 11:00 p.m. Eastern time to cast your vote.

Thank you and have a good day.

FOR DCP and DA PURPOSES ONLY	Updated: 5/13/2021